SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        April 24, 2003

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Regulation FD Disclosure

On April 24, 2003, Mercantile Bankshares Corporation, a Maryland corporation (“Mercantile”), announced the bank names and management teams for what will become Mercantile’s Frederick and Western Maryland affiliates after the consummation of the proposed merger between Mercantile and F&M Bancorp, a Maryland corporation (“F&M”). Mercantile and F&M previously announced the proposed merger on March 13, 2003.

The press release issued jointly by Mercantile and F&M announcing the bank names and management teams is included as Exhibit 99 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, and Exhibits.

(c)	Exhibits.

99	Press Release

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation (Registrant)

Date: April 24, 2003	By:	/s/ TERRY L. TROUPE

Terry L. Troupe Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release

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